FOURTH QUARTER 2011 :: Earnings Conference Call Monday, February 13, 2012

FORWARD-LOOKING STATEMENTS, SEGMENT OPERATING EARNINGS, AND ADDITIONAL INFORMATION Forward-Looking Statements This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. Revenues Before Reimbursements (“Revenues”) Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation. Segment Operating Earnings Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non- controlling interests, certain unallocated corporate and shared costs, and special charges and credits. Earnings Per Share In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

MARKET-LEADING GLOBAL BUSINESSES The world’s largest fully-integrated independent provider of global claims management solutions. EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters 3

TODAY’S AGENDA Welcome and Opening Comments Fourth Quarter and Full Year 2011 Financial Review Fourth Quarter 2011 Operational Review 2012 Guidance and Future Operational Focus 4

FULL YEAR 2011 BUSINESS SUMMARY • Record revenues increased 9.2% over 2010 to $1.125 billion • Net income attributable to shareholders of Crawford & Company increased 60% over 2010 to $45.4 million • Claims volume grew 6.7% over 2010 • Crawford entered into a new five-year $325 million revolving credit facility REVENUES ($ in millions) NET INCOME* ($ in millions) * Attributable to Shareholders of Crawford & Company 1,125 1,030 500 600 700 800 900 1,000 1,100 1,200 FY 2011 FY 2010 45.4 28.3 0 5 10 15 20 25 30 35 40 45 50 FY 2011 FY 2010 5

FOURTH QUARTER 2011 BUSINESS SUMMARY • Revenues and earnings were affected by an expected decline in Legal Settlement Administration • Organic growth in EMEA/AP due to weather-related claims in Asia Pacific region • Broadspire results reflect sequential quarterly improvement • Americas’ results include the impact of a drop in industry-wide claims in the U.S. and Canada REVENUES ($ in millions) NET INCOME* ($ in millions) * Attributable to Shareholders of Crawford & Company 265.6 301.5 0 50 100 150 200 250 300 4Q 2011 4Q 2010 4.5 14.8 0 2 4 6 8 10 12 14 16 18 20 4Q 2011 4Q 2010 6

FOURTH QUARTER 2011 :: Financial Review

FOURTH QUARTER 2011 FINANCIALS Crawford & Company Income Statement Highlights Unaudited ($ in thousands, except per share amounts and percentages) Quarter Ended December 31 2011 2010 % Change Revenues $265,637 $301,477 -12% Costs of Services 202,630 220,721 -8% Selling, General, and Administrative Expenses 54,696 53,096 3% Corporate Interest Expense, Net 3,515 3,270 7% Goodwill Impairment Charge - 3,485 nm Special Charges and Credits 4,613 - nm Total Costs and Expenses before Reimbursements 265,454 280,572 -5% Income Before Income Taxes 183 20,905 -99% (Benefit) Provision for Income Taxes (4,598) 5,774 -180% Net Income 4,781 15,131 -68% Less: Net Income Attributable to Noncontrolling Interests 289 320 -10% Net Income Attributable to Shareholders of Crawford & Company $4,492 $14,811 -70% Earnings Per Share - Basic Class A Common Stock $0.09 $0.28 -68% Class B Common Stock $0.08 $0.28 -71% Earnings Per Share - Diluted Class A Common Stock $0.09 $0.28 -68% Class B Common Stock $0.08 $0.28 -71% Cash Dividends per Share: Class A Common Stock $0.03 -- nm Class B Common Stock $0.02 -- nm nm=not meaningful 8

FOURTH QUARTER 2011 FINANCIALS 2010 to 2011 Fourth Quarter Bridge Unaudited ($ in millions except per share amounts) 9 Revenues Net Income Attributable to Shareholders of Crawford & Company CRDB Diluted EPS Fourth quarter 2010 results $301.5 $14.8 $0.28 Add (deduct): 2011 special charge - (2.9) (0.05) 2010 goodwill impairment charge - 3.0 0.05 Foreign currency exchange benefit in 2011 3.9 0.3 - Change in valuation allowance for foreign tax credits - 5.5 0.10 Operating and all other changes (39.8) (16.2) (0.30) Fourth quarter 2011 results $265.6 $4.5 $0.08

82.0 82.1 0 10 20 30 40 50 60 70 80 90 4Q 2011 4Q 2010 -0.2 2.4 -1.0 0.0 1.0 2.0 3.0 4.0 4Q 2011 4Q 2010 • Weak industry-wide claims volume in 2011 fourth quarter • Exchange rate impact was negligible during the quarter 10 *At 2010 average FX rates **At 2011 average FX rates REVENUES ($ in millions) OPERATING (LOSS) EARNINGS ($ in millions) Summary Results, Americas Unaudited ($ in thousands) For the quarters ended December 31, 2011 and 2010 FOURTH QUARTER 2011 FINANCIALS Pro Forma 2011/2010 2011* 2011** 2010 % Change Revenues 81,897$ 82,016$ 82,099$ -0.1% Total Operating Expenses 82,123 82,254 79,683 3.2% Operating (Loss) Earnings (226)$ (238)$ 2,416$ NM Operating Margin -0.3% -0.3% 2.9%

• CAT revenues of $9.1 million in fourth quarter of 2011 compared with $5.5 million in 2010 period • CAT cases numbered 12,800 in the fourth quarter of 2011 compared with 3,500 in the fourth quarter of 2010 • Volumes reflect claims related to Hurricane Irene 11 REVENUES ($ in millions) CATASTROPHE CASES (in thousands) Summary Results, U.S. Catastrophe (CAT) Activity Unaudited For the quarters ended December 31, 2011 and 2010 FOURTH QUARTER 2011 FINANCIALS 9.1 5.5 0 2 4 6 8 10 12 4Q 2011 4Q 2010 12.8 3.5 0 5 10 15 4Q 2011 4Q 2010

REVENUES ($ in millions) OPERATING EARNINGS ($ in millions) 86.2 77.9 40 50 60 70 80 90 100 4Q 2011 4Q 2010 8.0 9.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 4Q 2011 4Q 2010 • Revenues grew 11% quarter over quarter largely due to weather in Australia • Revenue increased $3.8 million from a positive exchange rate benefit *At 2010 average FX rates **At 2011 average FX rates 12 FOURTH QUARTER 2011 FINANCIALS Summary Results, EMEA/AP Unaudited ($ in thousands) For the quarters ended December 31, 2011 and 2010 Pro Forma 2011/2010 2011* 2011** 2010 % Change Revenues 82,421$ 86,230$ 77,891$ 10.7% Total Operating Expenses 74,883 78,274 68,272 14.7% Operating Earnings 7,538$ 7,956$ 9,619$ -17.3% Operating Margin 9.1% 9.2% 12.3%

REVENUES ($ in millions) 58.2 60.7 40 45 50 55 60 65 4Q 2011 4Q 2010 -2.3 -6.9 -8 -7 -6 -5 -4 -3 -2 -1 0 1 2 4Q 2011 4Q 2010 • Decline in revenues reflects client bankruptcy in 2010 and small change in the mix of claims • Cost control initiatives and increased business development continued to be a priority 13 OPERATING LOSS ($ in millions) FOURTH QUARTER 2011 FINANCIALS Summary Results, Broadspire Unaudited ($ in thousands) For the quarters ended December 31, 2011 and 2010 2011 2010 % Change Reve ues 58,214$ 60,670$ -4.0% Total Operating Expenses 60,464 67,618 -10.6% Operating Loss (2,250)$ (6,948)$ -67.6% Operating Margin -3.9% -11.5%

REVENUES ($ in millions) 39.2 80.8 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 4Q 2011 4Q 2010 8.8 27.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 4Q 2011 4Q 2010 • Revenues and operating earnings declines reflect continuing wind down of GCCF special project • Backlog of $64.0 million at December 31, 2011 versus $90.0 million at December 31, 2010 OPERATING EARNINGS ($ in millions) FOURTH QUARTER 2011 FINANCIALS Summary Results, Legal Settlement Administration Unaudited ($ in thousands) For the quarters ended December 31, 2011 and 2010 14 2011 2010 % Change R ve ues 39,177$ 80,817$ -51.5% Total Operating Expenses 30,407 52,973 -42.6% Operating Earnings 8,770$ 27,844$ -68.5% Operating Margin 22.4% 34.5%

Crawford & Company Balance Sheet Highlights FOURTH QUARTER 2011 FINANCIALS 15 Unaudited As of December 31, 2011 and 2010 December 31 December 31 2011 2010 Change Cash and cash equivalents $77,613 $93,540 ($15,927) Accounts receivable, net 161,543 142,521 19,022 Unbilled revenues, net 107,494 122,933 (15,439) Total receivables 269,037 265,454 3,583 Goodwill 131,246 125,764 5,482 Deferred revenues, net 80,792 75,526 5,266 Pension liabilities 133,994 165,030 (31,036) Current portion of long-term debt, capital leases and short-term borrowings 2,204 2,891 (687) Long-term debt, less current portion 211,983 220,437 (8,454) Total debt 214,187 223,328 (9,141) Total stockholders' equity attributable to Crawford & Company 135,348 89,516 45,832 Net debt* 136,574 129,788 6,786 *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents. (In Thousands, except percentages)

Crawford & Company Operating and Free Cash Flow FOURTH QUARTER 2011 FINANCIALS 16 For the years ended December 31, 2011 and 2010 (In Thousands) December 31 December 31 2011 2010 Variance Net Income Attributable to Shareholders of Crawford & Company $45,692 $28,328 $17,364 Plus: Non-Cash Goodwill Impairment Charge - 10,788 (10,788) Plus: Term Loan Costs Written Off 3,415 - 3,415 Plus: Depreciation and Other Non-Cash Operating Items 33,433 37,857 (4,424) Less: Arbitration Settlement (6,992) - (6,992) Less: Unbilled and Billed Receivables Change 4,505 (28,756) 33,261 Less: Other Working Capital Changes (23,377) 33,250 (56,627) Less: U.S. Pension Contributions (20,000) (55,300) 35,300 Operating Cash Flow 36,676 26,167 10,509 Less: Property & Equipment Purchases, net (14,221) (13,473) (748) Less: Capitalized Software (internal and external costs) (15,677) (14,306) (1,371) Less: Mandatory Principal Payments (1,950) (8,100) 6,150 Free Cash Flow $4,828 ($9,712) $14,540

FOURTH QUARTER 2011 :: Operational Review

REVENUES ($ in millions) CASES (in thousands) • Consolidated case decline of 3.8% as compared to 2010 fourth quarter • Global catastrophic events continued to drive claims activity • Hurricane Irene • Australia: Queensland and Victoria flooding • New Zealand earthquakes • Thailand flooding • Special project in Legal Settlement Administration continued to wind down 0 50 100 150 200 250 300 4Q 2011 3Q 2011 2Q 2011 1Q 2011 4Q 2010 0 50 100 150 200 250 300 350 400 4Q 2011 3Q 2011 2Q 2011 1Q 2011 4Q 2010 FOURTH QUARTER OPERATIONAL REVIEW Fourth Quarter Business Drivers 18

REVENUES BY GEOGRAPHIC REGION ($ in millions) AMERICAS CLAIMS REFERRED (in thousands) 0 20 40 60 80 100 120 U.S. Prop & Cas Canada Lat.Am. & Car. U.S. Property and Casualty • Weak industry-wide claims volumes • Continued expansion of Global Technical Services and Contractor Connection Canada • Lack of weather related claims • Emphasis on cost control • Expansion of Contractor Connection Latin America & Caribbean • Revenues improved in fourth quarter • Launched affinity program with insurers in Brazil 0 10 20 30 40 50 60 U.S. Prop & Cas Canada Lat.Am. & Car. AMERICAS 4Q 2011 vs 4Q 2010 19

0 10 20 30 40 50 U.K. CEMEA Asia/Pacific U.K. • New business acquisition continues in U.K., despite marketwide reduction in claims frequency • Increased recruitment of Global Technical Services adjusters continues • Operational efficiencies being implemented CEMEA • Claims volume increased in fourth quarter • Expansion of Third Party Administrator offerings in CEMEA Asia/Pacific • Catastrophe revenues drove revenue and increased claims activity 0 10 20 30 40 U.K. CEMEA Asia/Pacific EMEA/AP REVENUES BY GEOGRAPHIC REGION ($ in millions) EMEA/AP CLAIMS REFERRED (in thousands) 4Q 2011 vs 4Q 2010 20

0 10 20 30 40 Worker's Comp. Casualty Other • Worker’s Compensation claims volume improved over prior year • Broadspire’s fully-integrated offering continued to resonate in the market • New client wins remained strong • Cost management initiatives continued • Stabilization of revenues through customer retention continues as a priority • RiskTech 1.2 implementation completed 0 10 20 30 40 Claims Mgmt Medical Mgmt Risk Mgmt BROADSPIRE REVENUES BY SERVICE LINE ($ in millions) BROADSPIRE CLAIMS REFERRED (in thousands) 4Q 2011 vs 4Q 2010 21

64.0 90.0 20 30 40 50 60 70 80 90 100 4Q 2011 4Q 2010 • Special project pace slowed during the fourth quarter • Pace of bankruptcies in the U.S. has increased • New business wins • Core businesses continued to perform well • Backlog at $64.0 million • Named claims administrator of the year – New York Law Journal, second year running LEGAL SETTLEMENT ADMINISTRATION BACKLOG ($ in millions) 22

Initial Full Year 2012 Guidance: Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting. Crawford & Company is providing initial guidance as follows: • Consolidated revenues before reimbursements between $990 million and $1.03 billion • Consolidated operating earnings between $63.0 million and $70.0 million • Consolidated cash provided by operating activities between $30.0 million and $35.0 million • After reflecting stock-based compensation expense, net corporate interest expense, customer- relationship intangible asset amortization expense, and income taxes, net income attributable to shareholders of Crawford & Company on a GAAP basis between $30.5 million and $35.0 million, or $0.52 to $0.62 diluted earnings per CRDB share 23 2012 GUIDANCE

• Bring Broadspire to an acceptable earnings profile • Significant debt reduction • Continue to grow revenue and operating earnings • Capitalize on global opportunities • Enhance shareholder returns OPERATIONAL FOCUS 24

FOURTH QUARTER 2011 :: Appendix

APPENDIX: NON-GAAP FINANCIAL INFORMATION 26 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of segment expenses and revenues for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our results of operations with no impact to our net income (loss) or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Deferred Revenues, net Deferred Revenues, net is computed as the sum of the current and noncurrent deferred revenues as reported on our Consolidated Balance Sheets less the sum of the current and noncurrent receivable held in trust to be released to us as payment to service these revenues. The current portion of the receivable held in trust is reported as a component of Accounts Receivable and the noncurrent portion is reported as a component of Other Noncurrent Assets in our Consolidated Balance Sheets. The funds represented by the amount of the receivable held in trust are released to the Company over time to partial ly offset the costs of servicing the deferred revenues. Management believes that subtracting the receivable held in trust from deferred revenues provides investors with a snapshot of what the net cash costs will be to service the deferred revenues in the future. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Crawford & Company ($ in thousands) December 31, December 31, 2011 2010 Deferred Revenues, Net Deferred revenues, current 53,844$ 48,198$ Deferred revenues, noncurrent 27,856 30,048 Total deferred revenues 81,700 78,246 Less: Receivable held in trust included in accounts receivable 908 1,661 Receivable held in trust included in other noncurrent assets - 1,059 Deferred revenues, net 80,792$ 75,526$ Net Debt Short-term borrowings 1,794$ -$ Current installments of long-term debt and capital leases 410 2,891 Long-term debt and capital leases, less current installments 211,983 220,437 Total debt 214,187 223,328 Less: Cash and cash equivalents 77,613 93,540 Net debt 136,574$ 129,788$ Three Months Ended Three Months Ended December 31, December 31, 2011 2010 Revenues Before Reimbursements Total Revenues 284,953$ 324,652$ Reimbursements (19,316) (23,175) Revenues Before Reimbursements 265,637$ 301,477$ Costs of Services Before Reimbursements Total Costs of Services 221,946$ 243,896$ Reimbursements (19,316) (23,175) Costs of Services Before Reimbursements 202,630$ 220,721$ RECONCILIATION OF NON-GAAP ITEMS 27